UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2026
CLEAR SECURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-40568	86-2643981
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 10th Avenue, 9th Floor, New York, NY 10011
(Address of Principal Executive Offices) (Zip Code)
(646) 723-1404
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	YOU	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 25, 2026, Clear Secure, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As previously disclosed, the Company will host a conference call to discuss its financial results for the year ended December 31, 2025 at 8:00 a.m. ET on February 25, 2026. Investors and analysts can access the live teleconference call by dialing toll-free 877-407-3089 for U.S. participants and +1 215-268-9854 for international participants. Listeners can access the live webcast at https://event.choruscall.com/mediaframe/webcast.html?webcastid=fvER9cTZ. A webcast replay and transcript of the webcast will be available after the event on the investor relations website at https://ir.clearme.com.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the press release, as attached to this Current Report on Form 8-K.

The Company uses its Investor Relations website (https://ir.clearme.com) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information furnished in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated February 25, 2026, announcing the financial results for the year ended December 31, 2025 of Clear Secure, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SECURE, INC.

Date:	February 25, 2026	By:	/s/ Jennifer Hsu
Jennifer Hsu
Chief Financial Officer